                                                                      EXHIBIT 15

                               POWERS OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints CHRISTINE A. NIXON and MALLARY L. REZNIK or each of them, as his true and lawful attorneys-in fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including pre- and post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

SIGNATURE                            TITLE
---------                            -----
/s/ JAY S. WINTROB                   Chairman, Chief Executive Officer, President & Director
---------------------------------    (Principal Executive Officer)
Jay S. Wintrob

/s/ M. BERNARD AIDINOFF              Director
---------------------------------
M. Bernard Aidinoff

/s/ JAMES R. BELARDI                 Director & Senior Vice President
---------------------------------
James R. Belardi

/s/ MARION E. FAJEN                  Director
---------------------------------
Marion E. Fajen

/s/ MARC H. GAMSIN                   Director & Senior Vice President
---------------------------------
Marc H. Gamsin

/s/ CECIL C. GAMWELL III             Director
---------------------------------
Cecil C. Gamwell III

/s/ N. SCOTT GILLIS                  Director & Senior Vice President
---------------------------------    (Principal Financial Officer)
N. Scott Gillis

/s/ LAWRENCE M. GOLDMAN              Director , Vice President, & Assistant Secretary
---------------------------------
Lawrence M. Goldman

/s/ JANA W. GREER                    Director & Senior Vice President
---------------------------------
Jana W. Greer

/s/ JACK R. HARNES                   Director
---------------------------------
Jack R. Harnes

/s/ JOHN I. HOWELL                   Director
---------------------------------
John I. Howell

/s/ CHRISTINE A. NIXON               Director, Vice President & Secretary
---------------------------------
Christine A. Nixon

/s/ ERNEST T. PATRIKIS               Director
---------------------------------
Ernest T. Patrikis

/s/ MAURICE S. HEBERT                Vice President & Controller
---------------------------------    (Principal Accounting Officer)
Maurice S. Hebert

DECEMBER 20, 2002

                                                                      EXHIBIT 15

                               POWERS OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints CHRISTINE A. NIXON and MALLARY L. REZNIK or each of them, as his true and lawful attorneys-in fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including pre- and post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

SIGNATURE                          TITLE
---------                          -----

/s/ PATRICK J. FOLEY               Director
---------------------------
Patrick J. Foley

/s/ HOWARD I. SMITH                Director
---------------------------
Howard I. Smith

JANUARY 2, 2003

                                                                      EXHIBIT 15

                               POWERS OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints CHRISTINE A. NIXON and MALLARY L. REZNIK or each of them, as his true and lawful attorneys-in fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including pre- and post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

SIGNATURE                               TITLE
---------                               -----

/s/ BRUCE R. ABRAMS                     Director & Senior Vice President
---------------------------------
Bruce R. Abrams

AUGUST 6, 2003